IDEX Mutual Funds

Supplement dated January 20, 2004 to Prospectus dated March 1, 2003, as previously supplemented

Please retain this supplement for reference.

The following paragraph is deleted under “How the IDEX Funds are Managed and Organized — IDEX American Century International” in the right hand column on page 82:

Mark S. Kopinski, Senior Vice President and Senior Portfolio Manager, has been a member of the team since the fund’s inception. Mr. Kopinski joined American Century in April 1997 and serves as a member of other management teams for various American Century funds. Prior to rejoining American Century in 1997, Mr. Kopinski served as Vice President and Portfolio Manager at Federated Investors, Inc. From 1990-1995, he served as Vice President and a member of the management team for American Century International Growth and International Discovery.

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The following paragraph replaces the first paragraph under “How the IDEX Funds are Managed and Organized — IDEX Janus Growth & Income” in the right hand column on page 83:

Minyoung Sohn, CFA, is portfolio manager and Executive Vice President of Janus Growth and Income Fund, Janus Aspen Growth and Income Portfolio, and Janus Adviser Growth and Income Fund. He also manages sub-advised funds and separate accounts in the Growth and Income discipline. Prior to joining Janus in 1998, Mr. Sohn earned a bachelor’s degree in government and economics from Dartmouth College, where he graduated cum laude. He has earned the right to use the Chartered Financial Analyst designation and has six years of professional investment experience.

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The following paragraphs replace the first paragraph under “How the IDEX Funds are Managed and Organized — IDEX PBHG Mid Cap Growth” in the left hand column on page 84:

Michael S. Sutton, JD, CFA, is Chief Investment Officer and a member of the executive management team of Pilgrim Baxter & Associates, Ltd. As Chief Investment Officer, he is responsible for the strategic direction of our investment products and for oversight of daily operations in trading and account control. Mr. Sutton has portfolio management responsibilities for several PBHG Funds and Large Cap Growth separately managed portfolios. He joined Pilgrim Baxter from Loomis, Sayles & Co., where he worked as a portfolio manager for seven years managing institutional mid and large cap growth portfolios. He began his career at Stein, Roe & Farnham where he managed large cap growth portfolios for five years. Mr. Sutton was educated at Florida State University (BS and MBA Finance and JD). He holds the Chartered Financial Analyst designation and is a member of the Philadelphia FAP, Inc.

Peter J. Niedland, CFA, is a Portfolio Manager/Analyst focusing on Small, Mid, and Micro cap growth portfolios. Mr. Niedland has portfolio management responsibilities for several PBHG Funds and separately managed small and micro cap growth portfolios. His previous responsibilities included equity/quantitative analysis and the maintenance of the Pilgrim Baxter total universe. He joined Pilgrim Baxter in 1993. Mr. Niedland was educated at the University of Richmond (BS Economics and Marketing). He holds the Chartered Financial Analyst designation and is a member of the Philadelphia FAP, Inc.

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The following is added to the section titled “Minimum Account Balance in the mid left column on page 88 under “No fees will be charged on:"

•      accounts in which the balance of all accounts for that household exceeds $5000